EXHIBIT 23.1

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors

Liverpool Group, Inc.

I hereby consent to the incorporation on Form 10/A No. 3 my report dated May 31, 2008, relating to the financial statements of Liverpool Group, Inc. for the fiscal year ended March 31, 2008.

/s/   Michael F. Cronin

Michael F. Cronin

Certified Public Accountant

October 25, 2010

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